                                                                   EXHIBIT 10(E)

                      ICI FUNDING CORPORATION LETTERHEAD

                                                             Commitment No. 3539
                                                            Seller No. 000600013

January 24, 1997


Ms. Rory Hughes
President
ELECTRONIC MORTGAGE BANC, LTD.
575 Anton Blvd., Suite 200
Costa Mesa, CA 92626

RE:  MASTER COMMITMENT TO PURCHASE JUMBO AND CONFORMING RESIDENTIAL MORTGAGES

Dear Ms. Hughes:

ICI FUNDING CORPORATION, a subsidiary of IMPERIAL CREDIT MORTGAGE HOLDINGS, INC., hereinafter referred to as "Buyer", hereby commits to purchase/fund from ELECTRONIC MORTGAGE BANC, LTD. hereinafter referred to as "Seller" first trust deed mortgage loan(s) pursuant to the terms and conditions set forth herein and the ICI Sellers Guide, the PROGRESSIVE SERIES, PROGRESSIVE EXPRESS AND ADVANTAGE SERIES Guide (Guides) as amended from time to time, and the ICIFC Sale Agreement. Seller is bound by all conditions of the Guides and Sale Agreement or under a separate written agreement. By executing this Commitment, Buyer hereby agrees to purchase, and Seller hereby agrees to sell those certain Loan(s), subject to terms and conditions of this Commitment.

     1.   AMOUNT OF COMMITMENT: Buyer will offer Seller $50,000,000 commitment
          ---------------------
          in exchange for 30,000 shares of Seller's non restricted stock at a price of $2.00.

     2.   TERM OF COMMITMENT: This is a nine month (9), optional delivery,
          -------------------
          Master Commitment. The Commitment expiration date will be October 31, 1997 or upon the fulfillment of the amount of commitment, whichever occurs first. All loans must be committed and delivered to Buyer in purchasable form prior to expiration of this Commitment.

     3.   COMMITMENT FEE: An up front commitment fee of one-eighth of one
          ---------------
          percent (.125%) will be waived by Buyer in exchange for 30,000 shares of Seller's non restricted stock at a price of $2.00 (assuming the stock currently trades at $4.00).

     3a.  OPTIONAL COMMITMENT: Buyer will also offer Seller an option to an
          --------------------
          additional $50,000,000 forward commitment with an expiration date of July 31, 1998, for an additional 30,000 shares at a price of $2.00 to be delivered to Buyer at the time of exercising the option. The option must be exercised by September, 1997.

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

     3b.  OPTIONAL COMMITMENT FEE: If Seller elects to exercise the option of
          ------------------------
          $50,000,000 commitment, an additional 30,000 shares of Seller's non restricted stock at a price of $2.00 should be delivered to Buyer at the time of exercising the option.

     4.   ELIGIBLE PRODUCT TYPES: Seller may sell and Buyer will purchase
          -----------------------
          mortgage products pursuant to the terms of the Guide(s), the following types of mortgage loans:

          .    Progressive Series (including Super Select) loan programs;
          .    Progressive Advantages Series;
          .    Progressive Express program, Retail Originations only-See
               attached Guidelines.

          Each product offers the following type of mortgage loan:

          .    30 year fully amortizing fixed rate;
          .    15 year fully amortizing fixed rate;
          .    6 month LIBOR semi-annually adjusting ARMs with 1/6 Caps;
          .    2 year fixed Rollover to 6 month LIBOR semi-annually adjusting
               ARMS;

     5.   UNDERWRITING GUIDELINES: Except as set forth herein, including the
          ------------------------
          attached conditions, loan documentation and underwriting must be in compliance with the Guide(s). Any exception to the guidelines not specified within this commitment, must be approved by Buyer prior to the delivery of the loan for purchase. Program parameters and pricing parameters are subject to change.

     6.   PRIOR UNDERWRITING APPROVAL BY BUYER: Seller may submit loans to Buyer
          -------------------------------------
          for prior approval. Loans that are rejected by Buyer are ineligible for purchase. If a loan has been rejected by any other conduit, Seller must notify Buyer of reason for rejection at the time of loan submission. Prior underwriting is required by Buyer on loan as parameters stated in the attached Exhibit "B".

          Regardless of the underwriting delegation given herein as shown in Exhibit B, Buyer will require prior underwriting for the following:

          .    Any loans with exceptions to the Guideline(s);
          .    Cash reserves less than required by Guideline(s);
          .    Non-ARMs length transactions (as define in ICIFC's Underwriting
               Guideline);
          .    Credit history and delinquent credit outside of program
               guidelines;
          .    2 years employment not in the same line of work;

     7.   DELEGATED UNDERWRITING: Seller is delegated as per attached Exhibit B.
          -----------------------
          All loans not delegated as per attached must be prior approved by Buyer or contract Services as described below. Buyer will have the right to terminate all or any portion of the delegation given to the Seller providing Buyer notify Seller in writing stating a termination date of such delegation.

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     8.   PRIOR APPROVAL BY CONTRACT SERVICES: Seller may select prior
          ------------------------------------
          underwriting by Contract Service Underwriting (acceptable to Buyer) for Progressive Series (Select) as stated in Exhibit B. Loans rejected by another conduit or Buyer will not be eligible for Contract Service Underwriting.

          Acceptable Mortgage Insurance Contract Services:

          .    CMAC
          .    UGI
          .    PMI
          .    GE
          .    RMIC

          Unacceptable Mortgage Insurance Contract Services

          .    MGIC

     9.   PURCHASE PRICE: The purchase price will be based on the posted rates
          ---------------
          and prices, plus any pricing adjustments on Knight Ridder screens 7271 through 7289 for the applicable loan program being locked in. For all FIXED RATE PROGRESSIVE SERIES, SMART AND PROGRESSIVE EXPRESS loans, the screen price will be increased by one-half of one percent (0.50%) at a time of rate lock in. For all FIXED RATED ADVANTAGE SERIES loans, the screen price will be increased by five-eighths of one percent (0.625%) at time of rate lock in. FOR ALL ADJUSTABLE LOANS DESCRIBED HEREIN, THE SCREEN PRICE WILL ALSO BE INCREASED BY ONE-EIGHTH OF ONE PERCENT (.125%) AT TIME OF RATE LOCK IN.

     10.  LOCK-IN PROCEDURES: Seller will reference this Master Commitment
          -------------------
          number and specify the preferred pricing parameters at time of commitment, and follow the standard Guide requirements for best efforts lock-in. Bulk lock-ins are allowed for a minimum of $500,000 and are considered mandatory delivery, plus or minus two percent (2%).

     11.  PRIVATE MORTGAGE INSURANCE: All Progressive loans with balances
          ---------------------------
          exceeding the lesser of 80.01% of the purchase price or the appraised value shall be insured by a mortgage insurance company acceptable to Buyer. Said mortgage insurance coverage shall be in a form acceptable to Buyer and must reduce exposure to at least seventy-five (75%) percent of the original value on Progressive products. For loans originated under Progressive Express, refer to Underwriting Guidelines attached for specific mortgage insurance coverage and companies. The Progressive Guide provides for a "Lenders Option" (no MI option) for Progressive product, with additional cost to Seller (see applicable KR screen for pricing).

     12.  DELIVERY RESTRICTIONS: Property types and program percentages are
          ----------------------
          unrestricted except for the PROGRESSIVE program which will be subject to delivery limitations set forth below.

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          PROGRESSIVE DELIVERY PERCENTAGE LIMITATIONS
          -------------------------------------------

         . LTV LIMITATIONS: Allow a maximum of 30% of the aggregate amount of all Progressive delivered to exceed 80% LTV to a maximum of 95% LTV, with mortgages greater than 90% LTV not to exceed 20% of the Commitment amount;

         .    REDUCED DOC: Not to exceed 40% of the aggregate amount of all
              Progressive delivered;
         .    NEW AND SECOND HOME: Not to exceed 15% of the aggregate amount of all Progressive delivered;
         .    LOANS GREATER THAN $650,000: Not to exceed 20% of the aggregate amount of all Progressive delivered;
         .    2-4 UNIT PROPERTIES: Not to exceed 5% of the aggregate amount of all Progressive delivered;
         .    NO INCOME/NO ASSET: Not to exceed 20% of the Commitment amount;
         .    100% FINANCING: Not to exceed 5% of the Commitment amount;
         .    80% NO RATIO: Not to exceed 15% of the Commitment amount;
         .    PROGRESSIVE EXPRESS: NOT EXCEED 50% OF THE TOTAL COMMITMENT
              AMOUNT;
         .    PROGRESSIVE EXPRESS GEOGRAPHIC LIMITATION: NOT MORE THAN 40% OF
              THIS COMMITMENT MAY CONSIST OF LOANS LOCATED IN CALIFORNIA.

    13.  SERVICING: Loans shall be sold in their entirety to Buyer, with
         ----------
         servicing rights of such loans released to Buyer upon purchase. All servicing rights of loans purchased according to this Commitment shall be included with this purchase and shall be considered transferred and owned by Buyer as of the date of funding of each loan purchase and Seller shall have no further rights or claims of any type as of the date of each loan purchase.

         All servicing activities, records, funds and including, but not limited to, any escrow and buydown balances, all funds held for the benefit of these loans, and insurance records shall be transferred to Buyer on the date of purchase. The cost for establishing new tax service contracts will be at Seller's expense.

    14. PAIR-OFF: Once loans are locked in for block commitments, a pair-off
        ---------
        fee of one eighth of one percent (.125%), plus any market movement, will be assessed on the difference, if any, between the Commitment amount (minus delivery tolerance) and the actual amount delivered. Seller will remit payment to Buyer for the amount of the pair-off fee within ten
        910) days from the expiration date of the commitment.

    15. SALES AND FUNDING: Funding will occur within seventy two (72) hours of
         ------------------
         delivery, provided Seller delivers all required documents and outstanding conditions, in addition to, the original promissory notes evidencing the loans to be purchased, duly endorsed in favor of Buyer, prior to the purchase date. Seller shall furnish copies of the assignment of deed of trust or mortgage, in addition to other documents outlined in the Guide.

                                       16
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                                                                   EXHIBIT 10(E)

     In addition to any applicable pricing adjustments poste don applicable Knight Ridder screens the following additional fees will be charged on all loans purchased by Buyer:

               Tax Service Fee -         $55.00 or prevailing TransAmerica rate;
               Administrative Fee -      $125.00 per loan;
               Prior Underwriting Fee -  $75.00;

16.  GEOGRAPHICAL RESTRICTIONS: Unless other stated, mortgages secured by
     --------------------------
     properties located in the continental United States and Hawaii, Alabama are eligible for purchase.

17.  WARRANTIES AND REPRESENTATIONS: Seller, to induce Buyer to fund loans,
     -------------------------------
     warrants, represents and covenants to Buyer that in connection with each loan transaction:

     Warranties within this agreement shall survive the transfer to and purchase by Buyer and shall be deemed to successors and assigns. No waiver of any default or breach by Seller shall be implied from any omission by Buyer or its assigns to take any action on account of such default if such default continues or is repeated. No written waiver shall affect any breach other than the breach specified in such waiver and only to the extent therein expressly stated. Any failure or delay by Buyer or its assigns in exercising any rights, power, or remedy hereunder shall not be deemed a waiver thereof.

17a. PROGRESSIVE EXPRESS SELLER'S CERTIFICATION: Seller makes the following
     -------------------------------------------
     certification to induce Buyer to commit to the purchase of Progressive Express loans.

     . The loan terms furnished in Progressive Express Application are true, accurate, and complete.
     . The information contained in Progressive Express Application was obtained directly from the borrower by a full-time employee of Seller or its duly authorized agent.
     . The credit report submitted on the subject borrower, co-borrower, if applicable, was ordered by Seller or its duly authorized agent directly from the credit bureau which prepared the report was received directly from said credit bureau.

18.  INDEMNIFICATION: Without limiting any of Buyer's rights contained in this
     ----------------
     agreement, Seller shall indemnify, defend and hold Buyer, its successors and assigns, and its officers agents, and employees harmless including judgments, court costs, and actual credit reporting agency costs, and attorney fees related to any breach of Seller warranty, representation, or covenant contained in this agreement. This indemnification shall survive the terms of this agreement for all loan closed until the sooner of: (a) written release by Buyer and any successor or assign; (b) payoff of the loan; or (c) the lapse of any applicable statute of limitation.


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

19.  MODIFICATION, WAVIER OR AMENDMENT: No modification or waiver of or
     ----------------------------------
     amendment to any of the terms of this Commitment shall be effective unless it is in writing signed by all parties hereto.

20.  ASSIGNMENT: This Commitment is only assignable by Buyer.  This Commitment
     -----------
     is not intended to benefit any third party. Buyer may only assign this Commitment to a party who has the ability to perform all of Buyer's obligations under this Commitment.

21.  APPLICABLE LAW: The Commitment shall be governed by and construed under the
     ---------------
     laws of the State of California, to the jurisdiction of whose courts the parties hereby agree to submit.

22.  ENFORCEMENT: In the event of any action by Buyer or Seller to enforce this
     ------------
     Commitment, the prevailing party shall be entitled to receive, in addition to all other relief, the costs thereof including, without limitation, attorney's fees and court costs.

23.  ENTIRE AGREEMENT: This Commitment and any agreement, document or instrument
     -----------------
     attached hereto or referenced herein integrates all of the terms and conditions mentioned herein or incidental hereto, and supersedes all oral negotiations and prior writings regarding the subject matter hereof.

24.  NOTICES: Buyer and Seller mutually agree that each of them will immediately
     --------
     upon demand by the other party, execute such documents or perform such acts as may be required by such party to perform their objectives under this agreement; and refusal to cooperate and execute documents or perform acts required by this agreement shall be considered a material breach hereof and shall suspend the performance of non-breaching party full and complete performance of the breaching party.

     All notices, requests, demands or other communications that are to be given under this contract shall be in writing, addressed to the appropriate parties and sent postage prepaid to the address below:

               If to Buyer:         ICI Funding Corporation
                                    20371 Irvine Ave., Bldg. A
                                    Santa Ana Heights, CA 92707
                                    ATTN: Mary Glass

               If to Seller:        ELECTRONIC MORTGAGE BANC, LTD.
                                    575 Anton Blvd., Suite 200
                                    Costa Mesa, CA 92626
                                    ATTN: Rory Hughes

25.  SEVERABILITY: Whenever possible, each provision of this Commitment shall be
     -------------
     interpreted in such manner as to be valid and effective under applicable law, but if any such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Commitment.

26.  HEADINGS: The headings used herein are used for convenience only, are not
     ---------
     part hereof and shall not be used in construing this Commitment.

27.  COUNTERPARTS: This Commitment may be execute in any number of counterparts
     -------------
     and all such counterparts taken together shall be deemed to constitute on and the same instrument.

28.  FINANCIAL CONDITION: Prior to, or concurrent with the execution of this
     --------------------
     Commitment, Seller agrees to submit a recent audited financial statement. Unless otherwise waived by Buyer, Seller must have a minimum audited net worth of at least $1,000,000 in order to deliver loans under this Commitment.

If the terms and conditions of the Commitment are acceptable to Seller, please execute the acceptance where indicated on this Commitment and return one copy of the signed agreement. A signed copy hereof singed by Seller must be received by Buyer or its authorized representative along with the contract for stock option mentioned din paragraph 3 within five (5) business days of receipt by Seller.

The individuals executing this Commitment by their signatures do hereby certify that are duly authorized to execute this document on behalf of the parties they represent.


          -------------------------------------------
          By:  Frank Matorano
               Senior Vice President
               ICI FUNDING CORPORATION


          /s/ Mary Glass
          -------------------------------------------
          By:  Mary C. Glass
               Senior Vice President
               ICI FUNDING CORPORATION

We hereby acknowledge and accept all of the terms and conditions of this Commitment for the sale of the Loans described herein:

          Date: 1/29/97
               --------------
          /s/Joseph K. Brick
          -------------------------------------------
          By:  Joseph K. Brick
               President
               ELECTRONIC MORTGAGE BANC, LTD.

                                                                   EXHIBIT 10(E)

                      ICI FUNDING CORPORATION LETTERHEAD


                                                       (A) Commitment No. MA3539
                                                            Seller No. 000600013


                                FIRST AMENDMENT

May 2, 1997


Mr. _______________
President
ELECTRONIC MORTGAGE BANC, LTD.
575 Anton Blvd., Suite 200
Costa Mesa, CA 92626

RE: FIRST AMENDMENT TO FORWARD COMMITMENT TO PURCHASE PROGRESSIVE SERIES, PROGRESSIVE EXPRESS AND ADVANTAGE SERIES PROGRAM

Dear Mr. Hughes:

ICI FUNDING CORPORATION, a subsidiary of IMPERIAL CREDIT MORTGAGE HOLDINGS, INC., hereinafter referred to as "Buyer", hereby commits to purchase/fund from ELECTRONIC MORTGAGE BANC, LTD., hereinafter referred to as "Seller", first and second trust deed mortgage loans pursuant to the terms and conditions set forth herein and the ICI Sellers Guide, the PROGRESSIVE SERIES, PROGRESSIVE EXPRESS AND ADVANTAGE SERIES Guide (Guides) and Sales Agreement. By executing this Amendment, Buyer hereby agrees to purchase, and Seller hereby agrees to sell those certain Loan(s), subject to terms and conditions of this commitment which is amended in the following manner:

COMMITMENT NO. MA3539 WILL BE AMENDED AS FOLLOWS:

     9.   PURCHASE PRICE: The purchase price will be based on the posted rates
          ---------------
     and prices, plus any pricing adjustments on Knight Ridder screens 7271 through 7289 for the applicable loan program being locked in. For the following loan programs, the screen price will be increased at time of rate lock-in:

          . SIX-MONTH ARM LOANS - FIVE-EIGHTS OF ONE PERCENT (.625%); (all programs)

ALL OTHER TERMS OF THE ORIGINAL COMMITMENT WILL REMAIN UNCHANGED.

If the terms and conditions of the Amendment are acceptable to Seller, please execute the acceptance where indicated on this Amendment and return one copy of the signed Amendment. Such copy

                                                                   EXHIBIT 10(E)

hereof, signed by Seller must be received by Buyer within 3 business days of receipt of this Amendment, otherwise this Amendment may be rendered null and void.

The individuals executing this Commitment by their signatures do hereby certify that are duly authorized to execute this document on behalf of the parties they represent.


               /s/ Mary Glass
               -----------------------------------------------
          By:  Mary C. Glass
               Senior Vice President
               ICI FUNDING CORPORATION


               -----------------------------------------------
          By:  James W. Dickinson
               Vice President
               ICI FUNDING CORPORATION

We hereby acknowledge and accept all of the terms and conditions of this Commitment for the sale of the Loans described herein:

          Date:
               -----------------------------------------------

          /s/ B. Joe Wimer
          ----------------------------------------------------
          By:  B. Joe Wimer
               Secretary
          ELECTRONIC MORTGAGE BANC, LTD.
          now known as EMB Mortgage Corporation


                                      21